Exhibit 10 (b)

Consent of Independent Registered Public Accounting Firm

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in the Statement of Additional Information included in Post-Effective No. 1 to the Registration Statement (Form N-4 No. 333-185573) under the Securities Act of 1933 for Separate Account VA B and related Prospectus of Partners Variable Annuity Series and to the use of our report dated April 3, 2013, with respect to the statutory-basis financial statements and schedules of Transamerica Life Insurance Company.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 22, 2013